Exhibit 10.1

AMENDMENT NO. 1

TO

COMMON STOCK PURCHASE AGREEMENT

BETWEEN

ZEO ENERGY CORP.

AND

WHITE LION CAPITAL LLC

THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), effective August 20, 2026 (the “Amendment Effective Date”), is by and between ZEO ENERGY CORP., a corporation organized under the laws of Delaware (the “Company”), and White Lion Capital, LLC, a Nevada limited liability company (the “Investor”), is entered into to amend that certain Common Stock Purchase Agreement by and between the Company and Investor, dated January 27, 2026 (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1. Amendment to Article I.

The following defined terms appearing in Section 1.1 of the Agreement are hereby deleted and amended and restated in full to read as set forth below:

a.	“Accelerated Purchase Investment Amount” shall mean the applicable Purchase Notice Shares referenced in the Accelerated Purchase Notice multiplied by the applicable Accelerated Purchase Price. If the applicable floor price underlying an Accelerated Purchase Notice is reached during the Accelerated Valuation Period, the Investor may purchase up to any number of Purchase Notice Shares underlying the applicable Accelerated Purchase Notice, at the Investor’s sole discretion, at the applicable Accelerated Purchase Price.

b.	“Accelerated Purchase Price” shall mean the lowest traded price of the Common Stock during the applicable Accelerated Valuation Period, not to be lower than the applicable floor price determined by the Company in its sole discretion and set forth in the applicable Accelerated Purchase Notice.

2. Amendment to Exhibit B. Exhibit B attached to this Amendment shall amend and restate Exhibit B to the Agreement in its entirety.

3. Representations and Warranties.

Each of the Investor and the Company represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound.

4. Miscellaneous.

(a) Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 10.1 of the Agreement and the dispute resolution provisions set forth in the Agreement.

(c) This Amendment may be executed in any number of counterparts and by electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

** signature page follows **

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the Amendment Effective Date.

ZEO ENERGY CORP.

By:	/s/ Timothy Bridgewater
Name:	Timothy Bridgewater
Title:	CEO

WHITE LION CAPITAL, LLC

By:	/s/ Sam Yaffa
Name:	Sam Yaffa
Title:	Managing Partner

EXHIBIT B

FORM OF ACCELERATED PURCHASE NOTICE

TO: WHITE LION CAPITAL LLC

We refer to the Common Stock Purchase Agreement, dated as of January 27, 2026, (as amended, the “Agreement”), entered into by and between ZEO ENERGY CORP., and White Lion Capital LLC. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Accelerated Purchase Price; and

2) Set a floor price of __________; and

3) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied.

ZEO ENERGY CORP.

By:
Name:
Title:

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